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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.


                            FORM 8-K


                         CURRENT REPORT

       Pursuant to Sections 13 of 15(d) of the Securities
                      Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                         October 15, 1996



                ENVIRONMENTAL PLUS, INCORPORATED
                --------------------------------
     (Exact name of registrant as specified in its charter)


Texas                        0-13041                   75-1939021
-----------------------------------------------------------------
(State or other          (Commission File           (IRS Employer
jurisdiction of               Number)              Identification
incorporation                                             Number)


        2995 LBJ Freeway, Suite 200, Dallas, Texas 75234
        ------------------------------------------------
            (Address of Principal Executive offices)


                         (214) 481-1211
_________________________________________________________________
      (Registrant's Telephone Number, Including Area Code)



                               N/A
_________________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 2.   Acquisition or Disposition of Assets.

     (a) On August 31, 1996, effective June 1, 1996, the Company acquired all of the issued and outstanding shares of common stock of Fire Zap, Inc. ("FireZap"), a Texas Corporation. The acquisition resulted in FireZap becoming a wholly owned subsidiary of the Company. Firezap will continue its business of marketing a fire retarding foam as a fire fighting device for industrial use.

          The purchase price for the FireZap shares was (i) 450,000 shares of the Company's preferred stock, par value $1.00 per share, convertible on a one-for-one basis into the Company's common stock; and (ii) an additional payment of 450,000 of the Company's preferred stock par value $1.00 per share, convertible on a one-for-one basis into the Company's common stock, provided that FireZap has total revenues for the 12 months ending June 1, 1997 of $900,000.

          FireZap was incorporated in Texas in February 1996 and will be accounted for on the purchase method of accounting for the Company's financial statement purposes, and it will be included in the Company's Form 10-K filings for the year ended August 31, 1996.

     (b) On October 15, 1996, effective October 1, 1996, the Company acquired all of the issued and outstanding shares of common stock of C.T. Lewis Industries, a Texas Corporation ("CTL"). CTL, a machine fabrication company, is engaged in the business of fabrication of heavy metal, industrial equipment processes, brakes, lathes, drill presses, vessels and other metal products and equipment. CTL is a member of the American Society of Mechanical Engineers. The acquisition resulted in CTL becoming a wholly owned subsidiary of the Company. CTL will continue its business as a subsidiary of the Company.

          The purchase price of the CTL shares was 300,000 shares of the Company's preferred stock, par value $1.00 per share, convertible on a one-for-one basis into the Company's common stock.


     ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          It is impractical to provide the financial statements of the businesses acquired and described in Item 2 above at this time, The Registrant intends to prepare the required financial statements and file same under the cover of Form
     8-K/A as soon as practical, but in no event later than December 30, 1996.

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     ITEM 7.   Financial Statements and Exhibits. (cont.)

     (b)  Proforma Financial Information.

          It is impractical to provide the pro forma financial information required by this Item at this time. The Registrant intends to prepare the required pro forma financial statements and file same under the cover of Form 8-K/A as soon as practical, but in no event later than December 30, 1996.

     (c)  Exhibits

          Exhibit No.    Document Description
          -----------    --------------------

          2.1 Agreement of Purchase and Sale, dated as of October 1, 1996, by and between Environmental Plus, Incorporated and Carl Lewis.*

          2.2 Agreement of Purchase and Sale, dated as of June 1, 1996, by and between Environmental Plus, Incorporated, Wayne
                         Franklin, Thomas Garner and Marshall
                         Southerland.*


* filed herewith


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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENVIRONMENTAL PLUS, INCORPORATED



                         By:  /s/ George Davis
                              ------------------------------
                              George Davis, Chairman, Secretary
                              and Treasurer

Date: October 30, 1996


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                          EXHIBIT INDEX
                          -------------

Exhibit No.         Document Description
-----------         --------------------

     2.1 Agreement of Purchase and Sale, dated as of October 1, 1996, by and between Environmental
                    Plus, Incorporated and Carl Lewis.


     2.2 Agreement of Purchase and Sale, dated as of June 1, 1996, by and between Environmental
                    Plus, Incorporated, Wayne Franklin, Thomas
                    Garner and Marshall Southerland.*